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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 16, 2015 (December 10, 2015)
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-08359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Long-Term Incentive Program Awards
Pursuant to grants made on November 10, 2015, by New Jersey Resources Corporation’s (the “Company”) Board of Directors (the “Board”) on December 14, 2015, the Company entered into (i) performance share award agreements with performance criteria based upon the Company’s total shareholder return (“FY 2016 TSR Performance Shares”) and with performance criteria based upon the Company’s cumulative net financial earnings (“NFE”) per basic share (“FY 2016 NFE Performance Shares”) with each of the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K); (ii) deferred stock retention award agreements with Mr. Glenn C. Lockwood, Executive Vice President and Chief Financial Officer, and Ms. Kathleen T. Ellis, Executive Vice President and Chief Operating Officer of New Jersey Natural Gas Company, a wholly-owned subsidiary of the Company; (iii) restricted stock award agreements with each of the named executive officers, other than Mr. Laurence M. Downes, Chief Executive Officer and President and Mr. Stephen D. Westhoven, Senior Vice President, Energy Services; and (iv) performance-based restricted stock agreements with performance criteria based upon an NFE-based performance goal with Mr. Downes and Mr. Westhoven (such awards, together, the “Awards”), all pursuant to the Company’s 2007 Stock Award and Incentive Plan.
Performance Shares
The FY 2016 TSR Performance Shares vest, if at all, at the end of a 36-month performance period beginning on October 1, 2015, and ending on September 30, 2018, based on relative Company total shareholder return versus the established comparator group used for compensation purposes.
The FY 2016 NFE Performance Shares vest, if at all, based upon the Company’s cumulative NFE per basic share over the 36-month period beginning on October 1, 2015, and ending on September 30, 2018.
On their vesting dates, the FY 2016 TSR Performance Shares and FY 2016 NFE Performance Shares are payable in shares of the Company’s common stock (“Common Stock”) in amounts ranging from zero to 150 percent of the number of granted performance shares. Additional shares of Common Stock may be awarded on the vesting dates with respect to the computed value of dividend equivalents accrued (measured against the Common Stock) during the performance measurement periods, subject to the Company’s achievement of prescribed performance goals. If the Company’s performance does not meet the minimum threshold level, no shares will vest.
Restricted Stock Awards
The restricted stock awarded by the Company to the named executive officers will accrue dividends and will vest in three equal installments on October 15, 2016, October 15, 2017 and October 15, 2018, subject to continued employment of the named executive officer, in each case except under certain conditions.
Performance-Based Restricted Stock Award
The performance-based restricted stock awarded to Mr. Downes and Mr. Westhoven will accrue dividends and will vest in up to three equal installments on September 30, 2016, September 30, 2017, and September 30, 2018, if the NFE-based performance goal for the fiscal year ending September 30, 2016 is achieved, and subject to his continued employment, except under certain conditions.

Deferred Stock Retention Awards
The deferred stock retention awards consist of deferred stock units. Each deferred stock unit equals one share of Common Stock and will accrue dividends. The deferred stock retention awards will become payable in Common Stock (with accrued dividends paid in cash) on October 15, 2018, provided that the named executive officer complies with certain covenants, including a non-competition restriction.
Award Agreements
The forms of the 2007 Stock Award and Incentive Plan Performance Shares Agreement (TSR), the 2007 Stock Award and Incentive Plan Performance Shares Agreement (NFE), Deferred Stock Retention Award Agreement, the 2007 Stock Award and Incentive Plan Restricted Stock Agreement and 2007 Stock Award and Incentive Plan Performance-Based Restricted Stock Agreement (together, the “Award Agreements”) are incorporated herein by reference to Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to the Company’s Current Report on Form 8-K filed on December 23, 2014. The foregoing descriptions of the Awards and Award Agreements are qualified in their entirety by the terms and provisions of the Award Agreements filed as exhibits to the Company’s Current Report on Form 8-K filed on December 23, 2014.
Employment Continuation Agreements
On December 10, 2015, the Company and each of its named executive officers entered into Amended and Restated Employment Continuation Agreements (“ECA”), which replaced each of the Employment Continuation Agreements dated February 20, 2007, as amended. The ECAs provide each named executive officer certain rights in the event that his or her employment is terminated within two years following a “Change of Control” (as defined in the ECA) under certain circumstances. Subject to the limitation described below in the next paragraph, upon termination of employment under certain circumstances described in the ECA, the executive, in the case of Mr. Downes, will receive three times the sum, or in the case of the other named executive officers, two times the sum, of (x) annual base salary and (y) the average of annual bonuses paid or payable with respect to the last three calendar years ended prior to the Change of Control. Officers employed by NJR Energy Services Company (“NJRES”), a wholly-owned subsidiary of the Company, entered into a slightly different form of the ECA (the “NJRES ECA”), which provides a different calculation for the pro rata annual incentive bonus benefit in the year of termination for that executive in Section 7(c)(ii) due to the lack of an annual incentive plan target in the NJRES Annual Incentive Plan.
The Board decided to amend and restate the existing agreements to replace the excise tax gross-up provision with a “best net” benefit to our named executive officers. If any excise tax is due, the Company will not make a gross-up payment, but instead will reduce payments to the named executive officer to the extent necessary to avoid the imposition of an excise tax if such reduction will provide the executive the best net after-tax result. If full payment to a named executive officer will result in the best-net after tax result, the full amount will be paid, but the executive will be solely responsible for any potential excise tax payment.
Copies of the forms of the ECA and the NJRES ECA are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the ECA and NJRES ECA are qualified in their entirety by the terms and provisions of the ECA and the NJRES ECA, respectively.

Item 9.01.        Financial Statements and Exhibits.
(c)    Exhibits.
Exhibit
Number    Exhibit

10.1	Form of Amended and Restated Employment Continuation Agreement between the Company and named executive officer.

10.2	Form of Amended and Restated Employment Continuation Agreement between the Company and NJRES named executive officer.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 16, 2015
NEW JERSEY RESOURCES CORPORATION
By:    /s/ Glenn C. Lockwood
Glenn C. Lockwood
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number    Exhibit

10.1	Form of Amended and Restated Employment Continuation Agreement between the Company and named executive officer.

10.2	Form of Amended and Restated Employment Continuation Agreement between the Company and NJRES named executive officer.